SUPPLEMENT DATED FEBRUARY 1, 1999
TO THE PROSPECTUS DATED MAY 1, 1998 OF
CARILLON FUND, INC.



Effective February 1, 1999, the prospectus for Carillon Fund,
Inc. dated May 1, 1998 is amended by including as a part thereof the following information:

The description of portfolio managers under the section entitled
"THE FUND AND ITS MANAGEMENT - Investment Adviser" is hereby revised as follows:

Michelle E. Stevens is primarily responsible for the day-to-day management of the Equity Portfolio. Mrs. Stevens is the Senior Equity Analyst of the Adviser and has been affiliated with the Adviser and Union Central as an equity analyst since 1993. She has also been primarily responsible for the day-to-day management of the Fund's Micro-Cap Portfolio since its inception in November, 1997, and, along with Gary R. Rodmaker, of the Capital Portfolio since May 1, 1998. Prior to becoming affiliated with the Adviser and Union Central, Mrs. Stevens attended the University of Cincinnati, where she earned an MBA in Finance in June, 1993.


1999 reg. statement a:portmgr1.sti
1/22/99